UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

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☐	Soliciting Material Pursuant to §240.14a-12
ATKORE INTERNATIONAL GROUP INC.
(Name of Registrant as Specified In Its Charter)

(Name(s) of Person(s) Filing Proxy Statement, if other than the Registrant)

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ATKORE INTERNATIONAL GROUP, INC.
SUPPLEMENT TO THE PROXY STATEMENT
FOR THE 2020 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JANUARY 30, 2020

This proxy statement supplement, dated January 21, 2020, supplements the definitive proxy statement (“Proxy Statement”) of Atkore International Group, Inc. (the “Company”) relating to the Company’s Annual Meeting of Stockholders to be held on Thursday, January 30, 2020 at 8:00 a.m. Central Time, at The Waldorf Astoria Chicago, 11 E. Walton St., Chicago, IL, 60611. This supplement should be read in conjunction with the Proxy Statement. Capitalized terms used in this supplement and not otherwise defined herein have the meanings given to them in the Proxy Statement.

Delinquent Section 16(a) Reports

The following supplemental information should be read in conjunction with the information contained in the Proxy Statement under this caption:

•
One Form 4 report for each of David Paul Johnson, Daniel S. Kelly, Peter J. Lariviere and LeAngela W. Lowe in connection with certain stock option grants to each individual was filed on November 25, 2019, within two business days of the grant date. However, due to a clerical error, the number of options granted to each individual was underreported, thereby requiring amendment. The respective amendments were filed on January 15, 2020.

•	One Form 4 report for Mark F. Lamps in connection with a sale effected pursuant to a Rule 10b5-1 trading plan was filed one business day late on December 10, 2019 due to administrative error.

•
One Form 4 report for each of David Paul Johnson and Mark F. Lamps in connection with the Company’s withholding of securities incident to the vesting of RSUs for payment of tax liabilities was filed, respectively, forty-five business days late and two business days late on November 7, 2019 due to administrative error.

•
One Form 4 report for each of Kevin P. Fitzpatrick, Daniel S. Kelly, Peter J. Lariviere, James A. Mallak, Michael J. Schulte and William E. Jr. Waltz in connection with the Company’s withholding securities incident to the vesting of RSUs for payment of tax liabilities was filed four business days late on December 6, 2018 due to administrative error.

•
One Form 4 report for each of Kevin P. Fitzpatrick, Daniel S. Kelly, Peter J. Lariviere, James A. Mallak, Michael J. Schulte and William E. Jr. Waltz in connection with the Company’s withholding securities incident to the vesting of RSUs for payment of tax liabilities was filed two business days late on December 6, 2018 due to administrative error.

The Proxy Statement and the Company’s annual report on Form 10-K for the fiscal year ended September 30, 2019 are available at www.proxyvote.com or www.investors.atkore.com.